GENERATION NEXT

Business Model Summary

Cautionary Note on Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance, including without limitation, statements regarding: our ability to generate revenue and recognize deferred revenue; expectations related to the amount and timing of such potential revenue; our ability to timely launch delivery and installation of our frozen yogurt robots and expectations about the future production and delivery of such robots; and our ability to grow our franchising and licensing divisions and launch our corporate-owned and direct sales platforms. The company bases these forward-looking statements on its current expectations, estimates and projections about future events and the industry in which it operates using information currently available to it. Actual results could differ materially from those discussed in, or implied by, these forward-looking statements. Forward-looking statements are identified by words such as "believe," "anticipate," "propose," "expect," "intend," "plan," "target," "will," "may," "estimates," variations of such words and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Factors that could cause actual results to differ from those implied by the forward-looking statements contained in this presentation are set forth in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K for the year ended June 30, 2018, our Current Reports on Form 8-K and other reports and information we may file or furnish with the SEC. Be advised that developments subsequent to this presentation are likely to cause these statements to become outdated, and the Company is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.



Who Is Generation Next ?

- Based out of San Diego, CA
- Developer of Patented Disruptive Vending Technologies
- Created the World's 1st Fully-Automated Soft Serve Vending Robot
- Launched Reis & Irvy's Franchise

The Vision & Mission

of Generation Next

Vision

Build the future of robotic retail distribution through our patents, technological developments, and proven franchise / license models.

Mission

Disrupt retail food industries by offering on-demand, point of purchase, robotic delivery, thus eliminating brick & mortar retail challenges such as rent costs, employee liabilities, & health safety.

Core Value

Provide scalable, innovative, and disruptive business opportunities through our patented technology.

Company Timeline

The Rapid Rise of Generation Next

Robofusion Installs First Robotic Units

First unit placed at the NASA Houston Space Center in Texas. Robot produced 150k in annual sales.

Gen Next Secures Patents

Gen Next strategically acquires patents protecting the development of the frozen confectionary robot

Reis & Irvy's Presells $160 Million of Robots

With 280+ franchisees, 1400+ robots presold, and contracts for an additional 2,650 robots, Gen Next plans installations in every major city across the country for 2018 & 2019.

2013 | 2014 | 2015 | 2016 | 2017 | 2018

Research & Development

Based off the incredible performance of our first robots, we began improving the technology

Launch Of Flagship Brand - Reis & Irvy's

Gen Next started preselling units of the robotic soft serve vending machine in a franchise format.

Installations Begin!

History is made! Our first franchisees are operating their robots in the field. To date 100+ units installed.

The Technology

Our Patented Technology

A Closer Look At Our Smart Kiosk

15 Square Feet Of Space

5 feet x 3 feet x 79 inches.- 1,500lbs weight

Stoelting F231

Double Barrel Soft Serve Machine

12 Gallon Capacity

2 Hoppers – 5 Gallons Each

Flavor Burst System

Offers 4 Additional Flavors


REIS & IRVY'S
the future of frozen
REIS & IRVY'S

6 Flavors

With A Twist Option!

200 Cup Capacity

Before Needing A Refill

60 Second Serve Time

Or 60 cups in an hour!

NAMA & NSF Certified

Vending & Health Certifications

Our Patented Technology

A Closer Look At Our Smart Kiosk

- Self Cleaning / Sanitizing Mechanism
- Self Contained Kiosk
- No Direct Drainage, Waterlines Or Plumbing
- Proximity Sensors



REIS & IRVY'S
the future of frozen

- Wi-Fi Enabled
  Real Time Reporting Capabilities!
- Temperature Sensors
  In All Refrigerated Components
- Low Product & Cup Sensors
- Power Outage Safeguards

Exclusive Patent Ownership

Protected Until 2030



Patent Applications

Pending U.S. & international utility applications that relate to confectionary, entertainment, and food dispensing stations

US # 7,896,038

Covers a frozen confectionary vending machine and a method for vending frozen confectionary products

US # 8,989,893

Covers a vending machine for assembling and delivering food and drink products

NETFLIX redbox

> "Neither Redbox or Netflix are even on the radar screen in terms of competition"

— Jim Keys, President / CEO
Blockbuster

BLOCKBUSTER

Watch Our Technology In Action


REIS & IRVY'S

Analytics for Sales Reports

Our Smart Kiosks Report Live Data Across Several Areas



01
02
03
04
05
06

Individual Revenue Reports

Live sales data and trend analysis from individual units

Total Revenue

For all kiosks- able to subsector into markets, countries, counties, states, cities, towns...

Net Sales

(Gross minus COGS and any other expenses) for any and all machines.

Transaction Type

Cash, credit, debit, mobile pay, prepaid card, student card, crypto, promo code

Trends & Graphs

Specific graphs showing sales compared by week, month, & year (for single or all machines)

Transaction ID

Available for monitoring / refund requests, promos, and free giveaways.

Remote Alerts

Status Of Each Machine With Specific Email Alerts That Include:

01 Power

When power was turned on / off.

02 Temperature

If temperature rose or fell beyond the "safe zone" with time stamp.

03 Inventory - Product

Alerts if frozen soft serve product is below 25% for each hopper.

04 Inventory - Cups

Alerts if cup dispenser is down to 40 cups.

05 Robot Malfunction

Any issues relating to the machine malfunctioning (bill acceptor, card reader, soft serve unit, PC, power).

Business Model

Franchising, Sublicensing, & Company Owned Robots

REIS & IRVY'S

Domestic Franchising

- 285 Franchisees
- 1,400+ Robots Sold
- $123 Million In Expected Future Revenues

GENERATION NEXT

Corporate Owned Robots

- First Corporate Installs Start In December 2018
- National Location Partnerships With Major Retailers

GENERATION NEXT

International Licensing

- 3 Countries
- Contracts Totaling: $37+ Million

Targeting Premier Locations

Our Robots Only Require 15 Square Feet Of Space!

- Shopping Malls
- Grocery Stores
- Convenience Stores
- Restaurants & Cafes
- Franchised Businesses
- Colleges & Universities
- Military Bases
- Resorts
- Corporate Offices
- Movie Theatres
- Tourist Attractions
- Entertainment Venues
- Children Attraction
- Gas Stations
- Airports
- Casinos
- Sports Venues & Stadiums
- Hospitals





Disclaimer: This presentation includes forward-looking statements based on current expectations, estimates, and projections; actual results may differ materially from these forward-looking statements.

Enhancing The Retail Experience

For Both Consumers & Retailers

Customer Engagement

Increasing Consumers' Time In Locations

Brand Visibility

Point of sale promotion opportunities, messaging, and branding growth



A New Attraction

Introducing a new high-tech multi sensory destination for visiting & existing patrons

In-Demand Consumables

Filling bellies with healthy products & creating smiles from happy customers!

Loyalty

Custom retail incentives and program opportunities based at the point of check out.

Operator Testimonials

Our Franchisees Speak About The Technology They Purchased And Operate

REIS & IRVY'S

Peter Shapiro

Lankenau Medical Center and West Chester University, PA

"It's awesome for our family to have such a prestigious hospital as our first location — and it's right in the neighborhood where we all grew up. From the minute we rolled the machine into Lankenau, the robot has kept busy selling around the clock. People just love the product. It's made by Dannon and people just go crazy for it. Once they learn it's only 108 calories, they choose the yogurt over a Snickers bar," said Peter Shapiro of Wynnewood, PA. "Most of our sales are actually in the evening but our day rush is still fairly strong. I've spent a lot of time at our location, watching customers and their interaction with the kiosk, and I'm happy with what I see."



&

Kris Barlow

Oklahoma Christian University, Oklahoma City, OK

I almost feel guilty how easy this is," Kris said. "I spent just four hours the first week making sure I figured things out with the machine. It's not difficult. It's basically plug-and-play.

"The cost of goods is controlled; there is very little cash involved thanks to the variety of payment methods accepted; and the break-even is so low I almost don't have to think about it," Kris added.

"Most of our sales are actually at night. We do 70 percent of our business from 4:30pm to 8:30pm," Kris said.

"The Camaraderie is Inspiring"

Strategic Partners

Premier Global Partners

Equipment Manufacturer

flex

Flex is an American multinational technological manufacturer. It is the third largest global electronics manufacturing services (EMS) original design manufacturer (ODM) company by revenue in the world.

01

Consumables

DANNON YOCREAM

Dannon YoCream is the most desired & premier frozen yogurt consumable in the world. We have partnered exclusively with Dannon across the USA to sell their products in our kiosks.

02

Delivery & Installation

pitney bowes

Pitney Bowes handles our delivery from Flex manufacturing to each respective hosting location for our robots. They also install our units at the locations and provide on-site assistance

03

On-Going Support

SERVICE SOLUTIONS

CSA is our on-going support partner. They assist our operators with troubleshooting and tech related questions and issues

04

Disclaimer: This presentation includes forward-looking statements based on current expectations, estimates, and projections; actual results may differ materially from these forward-looking statements.

Strategic Partners

Continued...

Locations

COMPASS GROUP

Compass & Canteen Group, the largest food service company in the USA, partners with GNFB to secure 1000+ initial hosting locations!

05

Soft Serve Technology

STOELTING A VOLLRATH COMPANY

GNFB partnered with Stoelting – the premier developer in soft serve technologies, including the F231, which the Reis & Irvy's robot utilizes.

06

Generation Next Analysis

1st Quarter Fiscal 2019 (Unaudited)

Record units booked totaling 229 – $11.9 Million

61 units shipped
$1.97 Million in revenue estimated

Reaching full scale production: 150-250 units per month



Total Franchisees to date: 280+

Booked master franchise agreements in several major markets

Q2

- Projected Units Installed: **400***
- Estimated Revenue Per Install: **$37,500**
- Total: **$15 Million** *

Q3

- Projected Units Installed: **900***
- Estimated Revenue Per Install: **$37,500**
- Total: **$33.75 Million***

Q4

- Projected Units Installed: **1500***
- Estimated Revenue Per Install: **$37,500**
- Total: **$56.75 Million** *

*Cumulative

Conclusion: Successful Key Elements

Competitive Advantages


Highly Qualified Corporate Team
Premier Support Partners
Patented Products
Scalable ROI
1st To Market
Premier Locations

Our Next Robots

GNFB to unveil a portfolio of robotic run kiosks

01 — **Research**: We are conducting research for our 2nd robotic concept

02 — **Propose**: By end of 2018, we plan to start proposing plans for development

03 — **Design**: Our design team will provide a new concept branding story, look, and feel.

04 — **Build**: Our development team will build several initial alpha models, to test in the actual marketplace.

05 — **Revise & Approve**: After reviewing our progress and adjusting metrics, designs, and buildout, we will move forward with full scale production

06 — **Launch**: Generation Next launches its new robotic concept in 2019!

Get in touch with us:
Nick@gennextbrands.com
2620 Financial Court, #100, San Diego, CA 92117